UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series (Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210 (Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service) Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May	31

Date of reporting period:	May	31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Strategic Income Fund

5.31.2006 **Annual Report**

John Hancock

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 20

Trustees & officers
page 42

For more information
page 49

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant market pullback that continued into June, erasing much of the earlier gains. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, made little headway over the last 12 months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks high
current income by
normally investing
primarily in foreign
government and
corporate debt
securities from
developed and
emerging markets,
U.S. government
and agency securi-
ties and U.S. high
yield bonds.

Over the last twelve months

*	Bonds around the world struggled amid rising interest rates and inflation fears.

*	The Fund’s comparatively large stake in non-dollar, unhedged high-quality foreign government bonds bolstered results.

*	High-yielding emerging-market bonds were significant contributors to performance, although the group dropped off sharply in the period’s final weeks.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 issuers
20.1%	Government of Canada
7.9%	United States Treasury
6.5%	Government of Norway
4.6%	Bonos Y Oblig Del Estado
4.2%	Province of Ontario
3.9%	Government of Australia
3.0%	Federal Home Loan Mortgage Corp.
2.9%	Countrywide Alternative Loan Trust
2.8%	United Mexican States
2.7%	Bank of America Alternative Loan Trust

As a percentage of net assets on May 31, 2006.

BY FREDERICK L. CAVANAUGH, JR., DANIEL S. JANIS, III, JOHN F. ILES AND BARRY H. EVANS, CFA, FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK

Strategic Income Fund

On August 15, 2005, John Iles joined the portfolio management team. Mr. Iles has more than 20 years of experience in the securities business and has been with John Hancock since 1999, serving as a high yield bond trader and supporter of several fixed-income mutual funds.

Effective January 13, 2006, Barry Evans joined the Fund’s portfolio management team. Mr. Evans is a senior vice president and chief fixed-income officer of Sovereign Asset Management, the Fund’s subadviser. He joined the company in 1986 and has more than 20 years of investment experience.

“Amid rising global interest rates and mounting inflationary worries, bond markets around the world struggled during the 12-month period ended May 31, 2006.”

Amid rising global interest rates and mounting inflationary worries, bond markets around the world struggled during the 12-month period ended May 31, 2006. Against this backdrop, non-U.S. dollar-denominated foreign government bonds issued by Canada and, to a lesser extent, some Western European markets, weathered the difficult environment reasonably well. Both regions’ government bonds were bolstered by more favorable sovereign interest rate conditions compared with  the U.S. market, and by the decline in the value of the U.S. dollar relative to other major currencies.

High-yielding bonds issued by emerging markets — particularly in Latin America — also posted solid returns for most of the year, but suffered a significant sell-off in the final weeks of the period. Latin American markets initially were boosted by rising commodity prices, strong global economic growth, the perception of improved fiscal and political conditions and an extended period of low interest rates that fueled investor demand.The decline occurred in the final weeks of the period amid fears that rising global interest rates would end a long period of easy credit, making it more difficult for investors to borrow money and invest in these markets.

Domestic high yield bonds enjoyed positive results as strong economic conditions and low interest rates fueled demand. U.S. government bonds posted losses for the year in response to interest rate hikes and an uptick in inflation.

Fund performance

For the 12 months ended May 31, 2006, John Hancock Strategic Income Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 4.38%, 3.67%, 3.65%, 4.78% and 4.07%, respectively, at net asset value. Those returns compared with the 3.02% return of the average multi-sector bond fund, according to Morningstar, Inc.1 In the same period, the Merrill Lynch AAA U.S. Treasury/Agency Master Index returned –0.88%, the Merrill Lynch High Yield Master II Index returned 7.10% and the Citigroup World Government Bond Index returned –0.18% . Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

“Emerging-market sovereign bonds from Brazil and Colombia were among our better-performing holdings for the year.”

Fund performance explained

Even though we maintained a limited exposure to high yield and emerging-market sectors, the Fund outpaced its peer group average as tracked by Morningstar. One of the best contributors to our return was our decision to maintain a comparatively large stake in non-dollar, unhedged, high-quality foreign government bonds. Among our top performers were Canadian government bonds, which rallied as interest rates in that country rose less than those in the United States and the Canadian dollar strengthened relative to the U.S. dollar. Performance was also enhanced by our decision to maintain a relatively short duration (interest rate sensitivity) for most of our U.S. government holdings.

Emerging-market sovereign bonds from Brazil and Colombia were among our better-performing holdings for the year. Brazil performed quite well as its economic outlook was upgraded in

Country
distribution[2]

United States	32%

Canada	26%

Norway	6%

Spain	5%

Mexico	4%

Australia	4%

Japan	4%

New Zealand	3%

Ireland	3%

Germany	2%

Venezuela	2%

Italy	2%

Philippine
Islands	2%

Colombia	2%

All others	3%

recognition of the country’s tighter fiscal policy, current-account surplus and accelerating economy. Colombia was helped by a strong economy and political stability.

Detracting from returns was our exposure to peso-denominated Mexican government bonds, which underperformed amid growing uncertainty over the upcoming Mexican presidential election. Our unhedged Japanese holdings came under pressure as the yen declined in value relative to the dollar and detracted somewhat from performance.

Although our overall weighting in high yield bonds was slightly higher than last year, we continued to maintain an underweighted position relative to our competitors in this segment. We focused on mature names in the packaging area, such as Graphic Packaging International, Corp., and new issues in the gaming industry, including CCM Merger, Inc. We will continue to add positions as opportunities arise.

Outlook

We remain comfortable with our current sector allocation, which emphasizes high-quality, non-dollar-denominated foreign government bonds while underweighting U.S. government securities and high yield bonds. It is our opinion that the large U.S. trade and current-account deficits will remain large, which likely will prompt a resumption in a multi-year cyclical decline in the U.S. dollar. We believe that the changes in leadership at both the

Federal Reserve Board and the U.S. Treasury Department so far have been slightly dollar-negative. With global interest rates on the rise, and the potential for further rate hikes this year, we intend to keep duration short over the foreseeable future.

“We remain comfortable with our
current sector allocation, which
emphasizes high-quality, non-dollar-
denominated foreign government
bonds while underweighting
U.S. government securities and
high yield bonds.”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2006.

A LOOK AT PERFORMANCE For the period ended May 31, 2006

	Class A	Class B	Class C	Class I1	Class R1
Inception date	8-18-86	10-4-93	5-1-98	9-4-01	8-5-03

Average annual returns with maximum sales charge (POP)

One year	–0.33%	–1.20%	2.68%	4.78%	4.07%

Five years	6.88	6.82	7.12	—	—

Ten years	6.74	6.64	—	—	—

Since inception	—	—	5.03	8.22	6.65

Cumulative total returns with maximum sales charge (POP)

One year	–0.33	–1.20	2.68	4.78	4.07

Five years	39.47	39.05	41.02	—	—

Ten years	92.03	90.12	—	—	—

Since inception	—	—	48.64	45.36	19.92

SEC 30-day yield as of May 31, 2006
	4.25	3.84	3.74	4.84	4.07

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in three separate indexes.

	Class B1	Class C1	Class I2	Class R2
Period beginning	5-31-96	5-1-98	9-4-01	8-5-03

Strategic Income Fund	$19,012	$14,864	$14,536	$11,992

Index 1	18,095	15,273	12,191	10,814

Index 2	19,071	14,979	14,605	13,074

Index 3	17,284	15,845	14,465	11,744

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of May 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Merrill Lynch AAA U.S. Treasury/Agency Master Index — Index 1 — is an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Merrill Lynch High Yield Master II Index — Index 2 — is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

Citigroup World Government Bond Index — Index 3 — is an unmanaged index of bonds issued by governments in the U.S., Europe and Asia.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

*	Transaction costs which include sales charges (loads) on
purchases or redemptions (varies by share class), minimum
account fee charge, etc.
*	Ongoing operating expenses including management
fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,043.80	$4.50
Class B	1,036.70	7.84
Class C	1,036.50	8.04
Class I	1,047.80	2.46
Class R	1,040.70	6.12

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,020.50	$4.45
Class B	1,017.20	7.77
Class C	1,017.00	7.97
Class I	1,022.50	2.43
Class R	1,018.90	6.06

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.54%, 1.58%, 0.49% and 1.20% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on May 31, 2006

This schedule is divided into eight main categories: bonds, common stocks, preferred stocks, tranche loans, U.S. government and agencies securities, options, warrants and short-term investments. Bonds, common stocks, preferred stocks, tranche loans, U.S. government and agencies securities and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 85.02%					$1,236,509,738
(Cost $1,149,623,606)

Agricultural Products 0.54%					7,874,190

Cosan SA Industria e Comercio,
Perpetual Bond (Brazil) (S)	8.250%	02-15-49	BB	$2,750	2,488,750

Saskatchewan Wheat Pool, Inc.,
Sr Note (Canada) (D)	8.000	04-08-13	B	3,800	3,518,870
Sr Note (Canada) (D)(G)(S)	8.000	04-08-13	B	2,000	1,866,570
Air Freight & Logistics 0.13%					1,852,500

PHI, Inc.,
Sr Note (S)(U)	7.125	04-15-13	BB–	1,900	1,852,500
Airlines 0.00%					150

Jet Equipment Trust,
Equipment Trust Ctf Ser 95B2 (B)(G)(H)(S)	10.910	08-15-14	D	1,500	150
Aluminum 0.35%					5,109,250

Novelis, Inc.,
Sr Note (Canada) (S)	7.750	02-15-15	B	5,350	5,109,250
Broadcasting & Cable TV 2.78%					40,400,285

Allbritton Communications Co.,
Sr Sub Note (U)	7.750	12-15-12	B–	7,953	7,962,941

Callahan Nordhein-Westfallen GmbH,
Sr Note (Germany) (B)(C)(G)(H)	Zero	07-15-11	D	1,430	44,450

CSC Holdings, Inc.,
Sr Sub Deb	10.500	05-15-16	B+	3,450	3,631,125

Rogers Cable, Inc.,
Sr Sec Note (Canada) (D)	7.250	12-15-11	BB+	6,750	6,382,075

Shaw Communications, Inc.,
Sr Note (Canada) (D)	6.100	11-16-12	BB+	9,000	8,176,475

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Broadcasting & Cable TV (continued)

Sinclair Broadcast Group, Inc.,
Gtd Sr Sub Note	8.000%	03-15-12	B	$7,925	$8,113,219

XM Satellite Radio, Inc.
Sr Note (L)(S)	9.750	05-01-14	CCC	2,000	1,860,000
Sr Note (P)(S)	9.649	05-01-13	CCC	4,500	4,230,000
Casinos & Gaming 2.71%					39,507,034

Chukchansi Economic Development Authority,
Sr Note (S)	8.000	11-15-13	BB–	2,330	2,379,512

Isle of Capri Casinos, Inc.,
Sr Sub Note	9.000	03-15-12	B	4,500	4,747,500
Sr Sub Note	7.000	03-01-14	B	650	630,500

Jacobs Entertainment, Inc.,
Gtd Sr Sec Note	11.875	02-01-09	B	4,550	4,828,688

Mandalay Resort Group,
Sr Sub Note (L)	9.375	02-15-10	B+	3,850	4,109,875

Mohegan Tribal Gaming Authority,
Sr Sub Note	8.000	04-01-12	B+	4,450	4,561,250
Sr Sub Note	7.125	08-15-14	B+	800	780,000
Sr Sub Note (U)	6.375	07-15-09	B+	3,750	3,689,063

MTR Gaming Group, Inc.,
Sr Note Ser B	9.750	04-01-10	B+	4,125	4,377,656

Penn National Gaming, Inc.,
Sr Sub Note	6.750	03-01-15	B+	2,800	2,677,500

Seneca Gaming Corp.,
Sr Note	7.250	05-01-12	BB	500	493,750

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-12	BB–	5,879	6,231,740
Commodity Chemicals 0.22%					3,234,000

Braskem SA,
Note (Brazil) (S)	11.750	01-22-14	BB	2,800	3,234,000
Construction Materials 0.07%					1,022,500

Votorantim Overseas IV,
Gtd Note (Cayman Islands) (S)	7.750	06-24-20	BBB–	1,000	1,022,500
Construction & Farm Machinery & Heavy Trucks		0.18%			2,652,000

Manitowoc Co. Inc. (The),
Sr Note (U)	7.125	11-01-13	BB–	2,600	2,652,000
Consumer Finance 0.91%					13,266,595

Toyota Motor Credit Corp.,
Sr Note (Japan) (D)	0.750	06-09-08	AAA	1,490,000	13,266,595

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Diversified Banks 1.03%					$14,961,852

Corporacion Andina de Fomento,
Note (Venezuela)	5.200%	05-21-13	A	$2,600	2,485,111

European Investment Bank,
Sr Note (New Zealand) (D)	6.750	11-17-08	AAA	9,920	6,293,666

International Bank for Reconstruction
& Development,
Note (New Zealand) (D)	5.240	08-28-07	AAA	4,960	3,070,850

Landwirtschaftliche Rentenbank,
Note (New Zealand) (D)	6.500	09-17-09	AAA	4,960	3,112,225
Electric Utilities 0.88%					12,784,117

Empresa Electrica Guacolda SA,
Sr Sec Note (Chile) (S)	8.625	04-30-13	BBB–	3,634	3,937,039

Empresa Nacional de Electricidad SA,
Bond (Chile)	7.875	02-01-27	BBB–	4,500	4,679,478

Midland Funding Corp. II,
Deb Ser B	13.250	07-23-06	B	4,134	4,167,600
Foreign Government 55.92%					813,253,753

Australia, Government of,
Bond (Australia) (D)	7.500	09-15-09	AAA	71,245	56,534,781

Austria, Republic of,
Note (New Zealand) (D)	6.000	09-26-08	AAA	4,960	3,088,345

Bonos Y Oblig Del Estado,
Bond (Spain) (C)	5.350	10-31-11	AAA	18,930	26,152,107
Bond (Spain) (C)	5.000	07-30-12	AAA	10,000	13,660,055
Bond (Spain) (C)	4.200	07-30-13	AAA	20,500	26,848,909

Brazil, Federative Republic of,
Bond (Brazil) (D)(L)	12.500	01-15-16	BB	13,600	5,552,226

Bundesrepublik Deutschland,
Bond (Germany) (C)	5.000	07-04-12	AAA	16,800	23,005,126

Buoni Poliennali Del Tes,
Bond (Italy) (C)	6.750	02-01-07	AA–	5,500	7,228,332
Bond (Italy) (C)	4.750	02-01-13	Aa2	14,250	19,155,390

Canada, Government of,
Bond (Canada) (D)	7.000	12-01-06	AAA	45,000	41,424,770
Bond (Canada) (D)	6.000	06-01-08	AAA	15,000	14,097,915
Bond (Canada) (D)	6.000	06-01-08	AAA	10,000	9,398,610
Bond (Canada) (D)	6.000	06-01-11	AAA	35,050	34,155,404
Bond (Canada) (D)(U)	5.500	06-01-09	AAA	69,510	65,320,270
Bond (Canada) (D)(U)	5.500	06-01-10	AAA	33,425	31,662,897
Bond (Canada) (D)(U)	4.500	09-01-07	AAA	32,000	29,160,561
Bond (Canada) (D)(U)	4.500	06-01-15	AAA	27,000	24,600,300
Bond (Canada) (D)	4.000	09-01-10	AAA	21,900	19,647,241
Treasury Bill (Canada) (D)(G)(U)	Zero	08-10-06	AAA	24,875	22,412,467

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Foreign Government (continued)

Colombia, Republic of,
Note (Colombia)	10.750%	01-15-13	BB	$18,400	$22,080,000

Germany, Federal Republic of,
Bond (Germany) (C)	5.000	01-04-12	AAA	7,450	10,158,827

Ireland, Government of,
Bond (Ireland) (C)	5.000	04-18-13	AAA	13,500	18,550,975
Deb (Ireland) (C)	4.600	04-18-16	AAA	9,500	12,823,462

Mexican States, United,
Bond (Mexico)	11.375	09-15-16	BBB	3,800	5,162,300
Note (Mexico)	8.375	01-14-11	BBB	7,200	7,862,400
Bond Ser M10 (Mexico) (D)	8.000	12-17-15	Baa1	154,500	12,686,013
Treasury Bill Ser BI (Mexico) (D)(G)	Zero	07-06-06	A	172,000	15,101,185

New Zealand, Government of,
Bond (New Zealand) (D)	6.000	07-15-08	AAA	6,695	4,230,291

Norway, Government of,
Bond (Norway) (D)	6.750	01-15-07	AAA	136,800	23,009,385
Bond (Norway) (D)	6.000	05-16-11	AAA	244,000	43,717,728
Bond (Norway) (D)	5.000	05-15-15	AAA	158,000	27,550,263

Ontario, Province of,
Bond (New Zealand) (D)	5.750	03-03-08	AA	10,600	6,591,798
Deb (Canada) (D)	5.700	12-01-08	AA	30,700	28,754,463
Deb (Canada) (D)	5.000	03-08-14	AA	20,750	19,221,479
Note (New Zealand) (D)	6.250	06-16-15	AA	10,600	6,570,446

Panama, Republic of,
Note (Panama)	7.250	03-15-15	BB	4,400	4,543,000

Philippines, Republic of,
Bond (Philippines)	9.375	01-18-17	BB–	7,000	7,883,750
Bond (Philippines) (C)	9.125	02-22-10	BB–	11,550	16,801,095

United Kingdom, Government of,
Treasury Bond (United Kingdom) (D)	4.500	03-07-07	AAA	9,300	17,378,303

Venezuela, Republic of,
Note (Venezuela)	8.500	10-08-14	BB–	8,250	8,848,125
Sr Note (Venezuela) (C)	11.000	03-05-08	BB–	14,500	20,622,759
Health Care Services 0.44%					6,462,000

Alliance Imaging, Inc.,
Sr Sub Note (L)	7.250	12-15-12	B–	7,200	6,462,000
Industrial Conglomerates 0.00%					0

Centaur Mining & Exploration Ltd.,
Sr Note (Australia) (B)(G)(H)	Zero	12-01-07	D	2,500	0

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Integrated Oil & Gas 1.05%					$15,258,775

Pemex Project Funding Master Trust,
Gtd Note	9.125%	10-13-10	BBB	$3,800	4,189,500
Gtd Note	8.500	02-15-08	BBB	7,000	7,273,000
Gtd Note (L)	7.375	12-15-14	BBB	3,675	3,796,275
Integrated Telecommunication Services 0.34%					4,898,500

Cincinnati Bell, Inc.,
Sr Sub Note (L)	8.375	01-15-14	B–	4,850	4,898,500
Investment Banking & Brokerage 0.30%					4,399,385

Rabobank Nederland,
Note (Japan) (D)	0.200	06-20-08	AAA	500,000	4,399,385
Metal & Glass Containers 0.95%					13,845,500

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	5,480	5,781,400

Owens-Brockway Glass Container, Inc.,
Sr Note	8.250	05-15-13	B	3,200	3,232,000
Sr Sec Note	8.875	02-15-09	BB–	4,680	4,832,100
Oil & Gas Exploration & Production 0.98%					14,243,804

Chesapeake Energy Corp.,
Sr Note	7.750	01-15-15	BB	2,500	2,556,250
Sr Note	6.875	01-15-16	BB	6,721	6,536,173

Pioneer Natural Resources Co.,
Gtd Sr Note	7.200	01-15-28	BB+	5,477	5,151,381
Other Diversified Financial Services 1.93%					28,093,556

General Electric Capital Corp.,
Note (Mexico) (D)	9.500	12-11-14	AAA	72,500	6,227,450
Note (Mexico) (D)	8.750	10-05-15	AAA	72,500	5,955,548
Note (New Zealand) (D)	6.625	02-04-10	AAA	25,300	15,910,558
Paper Packaging 1.40%					20,373,250

Graphic Packaging International, Inc.,
Sr Sub Note (L)	9.500	08-15-13	B–	3,100	3,115,500

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B–	4,300	4,482,750

Stone Container Corp.,
Sr Note	9.750	02-01-11	CCC+	5,800	5,945,000
Sr Note	9.250	02-01-08	CCC+	2,000	2,105,000
Sr Note	8.375	07-01-12	CCC+	5,000	4,725,000
Paper Products 0.76%					11,079,188

Abitibi-Consolidated Co. of Canada,
Gtd Note (Canada) (L)	8.375	04-01-15	B+	2,100	2,005,500

Abitibi-Consolidated, Inc.,
Note (Canada) (L)	6.000	06-20-13	B+	2,100	1,774,500

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Paper Products (continued)

Graphic Packaging International Corp.,
Sr Note	8.500%	08-15-11	B–	$2,100	$2,115,750

Longview Fibre Co.,
Sr Sub Note	10.000	01-15-09	B+	2,125	2,225,938

Pope & Talbot, Inc.,
Sr Note	8.375	06-01-13	CCC+	3,500	2,957,500
Pharmaceuticals 0.57%					8,238,160

Pfizer, Inc.,
Bond (Japan) (D)	0.800	03-18-08	AAA	925,000	8,238,160
Real Estate Management & Development 0.04%					578,250

OMEGA Healthcare Investors, Inc.,
Sr Note	7.000	04-01-14	BB	600	578,250
Regional Banks 0.47%					6,788,491

Colonial Bank, NA,
Sub Note	6.375	12-01-15	BBB–	4,194	4,163,011

CSBI Capital Trust I,
Sub Cap Inc Ser A (B)(G)(U)	11.750	06-06-27	B–	2,340	2,625,480
Restaurants 0.14%					2,039,063

Landry’s Restaurants, Inc.,
Gtd Sr Note Ser B	7.500	12-15-14	B	2,175	2,039,063
Specialized Finance 3.20%					46,479,841

CCM Merger, Inc.,
Note (S)(U)	8.000	08-01-13	B–	6,065	5,822,400

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	BB–	4,120	3,914,000

JSG Funding Plc,
Sr Sub Note (Ireland) (C)	7.750	04-01-15	B–	7,700	9,346,305

Kreditanstalt fuer Wiederaufbau,
Gtd Bond (Japan) (D)	1.850	09-20-10	AAA	1,500,000	13,707,345

Oesterreichische Kontrollbank AG,
Gtd Bond (Japan) (D)	1.800	03-22-10	AAA	1,500,000	13,689,791
Thrifts & Mortgage Finance 5.67%					82,425,983

Bank of America Alternative Loan Trust,
Mtg Pass Thru Ctf
Ser 2006-1 Class 4CB1	6.500	02-25-36	Aaa	39,169	39,088,330

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf
2006-11CB Class 3A1	6.500	05-25-36	Aaa	42,903	42,835,153

DB Master Finance, LLC,
Asset-Backed Bond Ser 2006-1
Class M1 (S)	8.285	06-20-31	BB	500	502,500

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Wireless Telecommunication Services 1.06%					$15,387,766

America Movil SA de CV,
Bond (Mexico) (D)	9.000%	01-15-16	BBB+	$65,700	5,462,307

Dobson Communications Corp.,
Sr Note (L)	8.875	10-01-13	CCC	5,253	5,305,530

Grupo Iusacell SA de CV,
Sr Note (Mexico) (H)	14.250	12-01-06	C	4,000	1,940,000

Nextel Communications, Inc.,
Sr Note Ser D	7.375	08-01-15	A–	2,600	2,679,929

Issuer				Shares	Value

Common stocks 2.41%					$35,048,689
(Cost $31,456,597)
Diversified Commercial & Professional Services 0.00%					267

SpinCycle, Inc. (B)(I)				667	267
Diversified Metals & Mining 0.13%					$1,834,779

Great Lakes Carbon Income Fund (Canada) (U)				200,000	1,834,779
Environmental & Facilities Services 0.40%					5,888,409

Allied Waste Industries, Inc. (I)(U)				493,580	5,888,409
Gold 0.72%					10,430,000

Newmont Mining Corp.				200,000	10,430,000
Integrated Telecommunication Services 0.06%					906,664

Deutsche Telekom AG, American Depositary
Receipt (Germany)				8,253	134,111

Manitoba Telecom Services, Inc. (Canada)				910	37,456

Versatel Telecom International NV
(Netherlands) (C)(I)				590,005	735,097
Paper Products 0.17%					2,484,000

Abitibi-Consolidated, Inc. (Canada)				720,000	2,484,000
Precious Metals & Minerals 0.63%					9,203,011

Pan American Silver Corp. (Canada) (I)				400,000	7,696,000

Silver Standard Resources, Inc. (Canada) (I)				81,153	1,507,011
Wireless Telecommunication Services 0.30%					4,301,559

NII Holdings, Inc. (I)				69,572	3,788,891

USA Mobility, Inc.				25,267	512,668

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 0.17%					$2,546,100
(Cost $2,671,194)
Marine 0.00%					0

Pacific & Atlantic Holdings, Inc., 7.50% (B)(G)(I)			CCC	100,913	0
Wireless Telecommunication Services 0.17%					2,546,100

Rural Cellular Corp., 11.375%, Ser B (I)			Ca	2,070	2,546,100

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Tranche loans 0.39%					$5,700,000
(Cost $5,665,966)
Health Care Services 0.39%					5,700,000

HealthSouth Corp.,
Sr Sec Credit Fac & Sr Bridge Fac, 02-02-07 (G)			B–	$5,700	5,700,000

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government and agencies securities 11.43%					$166,177,997
(Cost $167,955,265)
Government U.S. 7.94%					115,458,660

United States Treasury,
Bond (L)	9.250%	02-15-16	AAA	$8,600	11,257,598
Bond (L)	8.125	08-15-19	AAA	5,225	6,610,440
Note (L)	6.125	08-15-07	AAA	57,200	57,885,942
Note (L)	4.625	03-31-08	AAA	40,000	39,704,680
Government U.S. Agency 3.49%					50,719,337

Federal Home Loan Mortgage Corp.,
Note (U)	5.100	11-14-08	AAA	19,940	19,770,091
Note	4.650	10-10-13	AAA	9,695	9,131,624
Note	4.625	08-22-08	AAA	15,000	14,779,230

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	5.500	05-15-33	AAA	7,229	7,038,392

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Number of	Exercise	Expiration
Issuer	Contracts	price ($)	date	Value

Options 0.10%				$1,409,038
(Cost $3,109,859)
Calls
Japanese yen	22,000,000	111.000	June 06	218,460
Japanese yen	45,350,000	114.000	June 06	1,147,355
Puts
Canadian dollar	49,150,000	1.145	June 06	35,388
Canadian dollar	156,700,000	1.175	June 06	7,835

Issuer			Shares	Value

Warrants 0.01%				$97,014
(Cost $647,943)
Broadcasting & Cable TV 0.00%				14,022

NTL, Inc. (I)			28,043	14,022
Integrated Telecommunication Services 0.01%				82,992

COLT Telecom Plc (United Kingdom) (B)(I)(S)			5,000	82,992

		Interest	Par value
Issuer, description, maturity date		rate	(000)	Value

Short-term investments 0.35%				$5,127,000
(Cost $5,127,000)
Joint Repurchase Agreement 0.35%				5,127,000

Investment in a joint repurchase agreement transaction
with Bank of America — Dated 5-31-06 due
6-1-06 (secured by U.S. Treasury Inflation Indexed
Bond 2.375% due 1-15-06 and 3.625% due
4-15-28 U.S. Treasury Inflation Indexed Note
4.250% due 1-15-06)		4.900%	$5,127	5,127,000

Total investments 99.88%				$1,452,615,576

Other assets and liabilities, net 0.12%				$1,727,750

Total net assets 100.00%				$1,454,343,326

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(C) Parenthetical disclosure of a country in the security description represents country of issuer; however, the security is euro-denominated.

(D) Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of May 31, 2006.

(P) Represents rate in effect on May 31, 2006.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $44,533,903 or 3.06% of the Fund’s net assets as of May 31, 2006.

(U) All or a portion of this security is pledged as collateral for written call options.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated, unless indicated otherwise.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

ASSETS AND LIABILITIES

May 31, 2006

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (cost $1,366,257,430)
including $152,856,550 of securities loaned	$1,452,615,576
Foreign cash, at value (cost $7,616,614)	8,098,260
Cash	1,391
Receivable for investments sold	8,089,368
Receivable for shares sold	2,177,836
Receivable for forward foreign currency
exchange contracts	11,166,239
Dividends and interest receivable	26,456,202
Other assets	88,733
Total assets	1,508,693,605

Liabilities

Payable for investments purchased	9,515,062
Payable for shares repurchased	3,043,086
Dividends payable	201,953
Payable for forward foreign currency
exchange contracts	32,472,963
Payable for options written, at value
(premiums received $1,821,646)	8,034,610
Payable to affiliates
Management fees	474,263
Distribution and service fees	135,814
Other	188,185
Other payables and accrued expenses	284,343
Total liabilities	54,350,279

Net assets

Capital paid-in	1,544,014,313
Accumulated net realized loss on investments,
financial futures contracts, options written
and foreign currency transactions	(171,237,556)
Net unrealized appreciation of investments,
financial futures contracts, options written
and translation of assets and liabilities
in foreign currencies	59,831,182
Accumulated net investment income	21,735,387
Net assets	$1,454,343,326

Net asset value per share

Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($818,142,610 ÷ 120,152,838 shares)	$6.81
Class B ($350,130,537 ÷ 51,416,316 shares)	$6.81
Class C ($269,512,759 ÷ 39,583,749 shares)	$6.81
Class I ($12,879,810 ÷ 1,891,709 shares)	$6.81
Class R ($3,677,610 ÷ 540,183 shares)	$6.81

Maximum offering price per share

Class A1 ($6.81 ÷ 95.5%)	$7.13

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

OPERATIONS

For the year ended
May 31, 2006

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Interest	$76,599,749
Dividends (net of foreign withholding taxes of $14,454)	492,156
Securities lending	345,625
Total investment income	77,437,530

Expenses

Investment management fees	5,366,840
Class A distribution and service fees	2,400,027
Class B distribution and service fees	4,080,445
Class C distribution and service fees	2,807,538
Class R distribution and service fees	11,353
Class A, B and C transfer agent fees	2,018,071
Class I transfer agent fees	4,237
Class R transfer agent fees	5,480
Custodian fees	442,964
Accounting and legal services fees	341,511
Printing	118,628
Miscellaneous	103,681
Registration and filing fees	100,213
Trustees’ fees	100,041
Professional fees	73,089
Compliance fees	45,455
Securities lending	14,539
Interest	9,518
Total expenses	18,043,630
Net investment income	59,393,900

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	54,412,577
Financial futures contracts	(688,269)
Options written	455,063
Foreign currency transactions	29,872,751

Change in net unrealized appreciation (depreciation) of
Investments	(50,036,724)
Financial futures contracts	2,434,165
Options written	(6,212,964)
Translation of assets and liabilities in foreign currencies	(28,973,251)

Net realized and unrealized gain	1,263,348

Increase in net assets from operations	$60,657,248

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	5-31-05	5-31-06

Increase (decrease) in net assets
From operations
Net investment income	$61,437,922	$59,393,900
Net realized gain	11,276,323	84,052,122
Change in net unrealized
appreciation (depreciation)	68,955,663	(82,788,774)
Increase in net assets resulting
from operations	141,669,908	60,657,248
Distributions to shareholders
From net investment income
Class A	(36,326,230)	(39,198,074)
Class B	(22,320,832)	(17,432,639)
Class C	(12,470,127)	(11,785,249)
Class I	(135,215)	(448,114)
Class R	(11,963)	(105,556)
From net realized gain
Class A	(3,818,024)	(15,990,917)
Class B	(2,736,646)	(8,175,927)
Class C	(1,527,517)	(5,608,112)
Class I	(14,927)	(183,736)
Class R	(1,289)	(41,427)
	(79,362,770)	(98,969,751)
From Fund share transactions	(16,821,971)	(18,627,004)
Net assets

Beginning of period	1,465,797,666	1,511,282,833
End of period[1]	$1,511,282,833	$1,454,343,326

1 Includes distributions in excess of net investment income of $12,507,335 and accumulated net investment income of $21,735,387.

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	5-31-02[1]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance
Net asset value,
beginning of period	$6.61	$6.49	$7.08	$6.69	$6.99
Net investment income[2]	0.46	0.38	0.35	0.31	0.30
Net realized and unrealized
gain (loss) on investments	(0.07)	0.65	(0.19)	0.39	—
Total from
investment operations	0.39	1.03	0.16	0.70	0.30
Less distributions
From net investment income	(0.46)	(0.44)	(0.40)	(0.36)	(0.34)
From net realized gain	—	—	(0.15)	(0.04)	(0.14)
From capital paid-in	(0.05)	—	—	—	—
	(0.51)	(0.44)	(0.55)	(0.40)	(0.48)
Net asset value, end of period	$6.49	$7.08	$6.69	$6.99	$6.81
Total return[3] (%)	6.22	16.50	2.23	10.58	4.38

Ratios and supplemental data

Net assets, end of period
(in millions)	$508	$595	$657	$764	$818
Ratio of expenses
to average net assets (%)	0.93	0.95	0.90	0.90	0.88
Ratio of net investment income
to average net assets (%)	7.06	5.82	5.10	4.48	4.26
Portfolio turnover (%)	69	71	42	29	52

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	5-31-02[1]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance
Net asset value,
beginning of period	$6.61	$6.49	$7.08	$6.69	$6.99
Net investment income[2]	0.42	0.34	0.31	0.26	0.25
Net realized and unrealized
gain (loss) on investments	(0.08)	0.64	(0.20)	0.39	0.01
Total from
investment operations	0.34	0.98	0.11	0.65	0.26
Less distributions
From net investment income	(0.42)	(0.39)	(0.35)	(0.31)	(0.30)
From net realized gain	—	—	(0.15)	(0.04)	(0.14)
From capital paid-in	(0.04)	—	—	—	—
	(0.46)	(0.39)	(0.50)	(0.35)	(0.44)
Net asset value, end of period	$6.49	$7.08	$6.69	$6.99	$6.81
Total return[3] (%)	5.49	15.69	1.52	9.81	3.67

Ratios and supplemental data

Net assets, end of period
(in millions)	$556	$613	$529	$460	$350
Ratio of expenses
to average net assets (%)	1.63	1.65	1.60	1.60	1.57
Ratio of net investment income
to average net assets (%)	6.36	5.13	4.41	3.79	3.57
Portfolio turnover (%)	69	71	42	29	52

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS C SHARES

Period ended	5-31-02[1]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance
Net asset value,
beginning of period	$6.61	$6.49	$7.08	$6.69	$6.99
Net investment income[2]	0.42	0.33	0.31	0.26	0.25
Net realized and unrealized
gain (loss) on investments	(0.08)	0.65	(0.20)	0.39	—
Total from
investment operations	0.34	0.98	0.11	0.65	0.25
Less distributions
From net investment income	(0.42)	(0.39)	(0.35)	(0.31)	(0.29)
From net realized gain	—	—	(0.15)	(0.04)	(0.14)
From capital paid-in	(0.04)	—	—	—	—
	(0.46)	(0.39)	(0.50)	(0.35)	(0.43)
Net asset value, end of period	$6.49	$7.08	$6.69	$6.99	$6.81
Total return[3] (%)	5.49	15.69	1.52	9.81	3.65

Ratios and supplemental data

Net assets, end of period
(in millions)	$121	$256	$279	$282	$270
Ratio of expenses
to average net assets (%)	1.64	1.65	1.60	1.60	1.58
Ratio of net investment income
to average net assets (%)	6.35	4.99	4.39	3.79	3.56
Portfolio turnover (%)	69	71	42	29	52

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS I SHARES

Period ended	5-31-02[1,4]	5-31-03	5-31-04	5-31-05	5-31-06

Per share operating performance
Net asset value,
beginning of period	$6.61	$6.49	$7.08	$6.69	$6.99
Net investment income[2]	0.35	0.50	0.34	0.33	0.32
Net realized and unrealized
gain (loss) on investments	(0.08)	0.56	(0.17)	0.39	0.01
Total from
investment operations	0.27	1.06	0.17	0.72	0.33
Less distributions
From net investment income	(0.36)	(0.47)	(0.41)	(0.38)	(0.37)
From net realized gain	—	—	(0.15)	(0.04)	(0.14)
From capital paid-in	(0.03)	—	—	—	—
	(0.39)	(0.47)	(0.56)	(0.42)	(0.51)
Net asset value, end of period	$6.49	$7.08	$6.69	$6.99	$6.81
Total return[3] (%)	4.34[5]	16.97	2.41	11.00	4.78

Ratios and supplemental data

Net assets, end of period
(in millions)	—[6]	—[6]	$1	$4	$13
Ratio of expenses
to average net assets (%)	0.60[7]	0.55	0.48	0.53	0.49
Ratio of net investment income
to average net assets (%)	7.39[7]	6.29	5.14	4.85	4.64
Portfolio turnover (%)	69	71	42	29	52

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

CLASS R SHARES

Period ended	5-31-04[4]	5-31-05	5-31-06

Per share operating performance
Net asset value,
beginning of period	$6.83	$6.69	$6.99
Net investment income[2]	0.26	0.29	0.28
Net realized and unrealized
gain on investments	0.05	0.39	—
Total from
investment operations	0.31	0.68	0.28
Less distributions
From net investment income	(0.30)	(0.34)	(0.32)
From net realized gain	(0.15)	(0.04)	(0.14)
	(0.45)	(0.38)	(0.46)
Net asset value, end of period	$6.69	$6.99	$6.81
Total return[3] (%)	4.42[5]	10.36	4.07

Ratios and supplemental data

Net assets, end of period
(in millions)	—[6]	$1	$4
Ratio of expenses
to average net assets (%)	1.38[7]	1.08	1.19
Ratio of net investment income
to average net assets (%)	4.66[7]	4.29	4.00
Portfolio turnover (%)	42	29	52

1 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.59%, 6.89%, 6.88% and 7.92% for Class A, Class B, Class C and Class I shares, respectively. Per share ratios and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class I and Class R shares began operations on 9-4-01 and 8-5-03, respectively.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

See notes to financial statements.

NOTES TO STATEMENTS

Note A Accounting policies

John Hancock Strategic Income Fund (the “Fund”) is a diversified series of John Hancock Strategic Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctua-tions are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2006.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the

Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (“credit risk”) or if the Fund is unable to offset a contract with a counterparty on a timely basis (“liquidity risk”). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

Written options for the year ended May 31, 2006, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	—	—
Options written	323,250,000	$2,276,709
Options expired	(117,400,000)	(455,063)
Outstanding, end of period	205,850,000	$1,821,646

Summary of written options outstanding on May 31, 2006:

	NUMBER OF	EXERCISE	EXPIRATION
NAME OF ISSUER	CONTRACTS	PRICE	DATE	VALUE

Calls
Canadian dollar	49,150,000	1.12	June 30, 2006	$1,039,522
Canadian dollar	156,700,000	1.15	June 30, 2006	6,995,088
Total	205,850,000			$8,034,610

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2006, the Fund loaned securities having a market value of $152,856,550 collateralized by securities in the amount of $158,548,525. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts.

The Fund had no open financial futures contracts on May 31, 2006.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2006:

	PRINCIPAL AMOUNT	EXPIRATION	APPRECIATION
CURRENCY	COVERED BY CONTRACT	MONTH	(DEPRECIATION)

Buys
Australian Dollar	488,475,000	June 2006	$24,596
Canadian Dollar	156,784,980	June 2006	4,392,960
Euro	28,275,000	June 2006	(150,600)
New Zealand Dollar	203,750,000	June 2006	13,881
			$4,280,837
Sells
Australian Dollar	503,450,000	June 2006	($3,245,735)
Canadian Dollar	216,050,000	June 2006	(7,764,625)
Euro	190,283,625	June 2006	(11,468,493)
Pound Sterling	9,400,000	June 2006	(1,131,679)
New Zealand Dollar	258,500,000	June 2006	(1,977,029)
			($25,587,561)

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $155,665,451 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 — $5,956,445, May 31, 2009 —$19,893,294, May 31, 2010 — $54,670,046, May 31, 2011 — $29,326,320, May 31, 2012 —$24,542,934 and May 31, 2013 — $21,276,412. Net capital losses of $7,854,954 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on June 1, 2006, the first day of the Fund’s next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2005, the tax character of distributions paid was as follows: ordinary income $79,362,770. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $98,969,751. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2005, the components of distributable

earnings on a tax basis included $44,606,724 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee
and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund’s average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the Fund’s average daily net asset value in excess of $650,000,000.

The Trust has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of the average daily net asset value of Class A, Class B, Class C and Class R, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2006, JH Funds received net up-front sales charges of $1,584,496 with regard to sales of Class A shares. Of this amount, $180,939 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,130,356 was paid as sales commissions to unrelated broker-dealers and $273,201 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICo”), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended

May 31, 2006, CDSCs received by JH Funds amounted to $903,994 for Class B shares and $26,184 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% (0.015% until April 30, 2005) of Class R shares average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C shares if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by 0.05% . There were no transfer agent fee reductions during the year ended May 31, 2006. Signature Services terminated this agreement June 30, 2006.

The Fund has an agreement with the Adviser and its affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $341,511. The Fund also paid the Adviser the amount of $2,941 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser owned 14,641 Class R shares of beneficial interest of the Fund on May 31, 2006.

Mr. James R. Boyle is chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of other unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 5-31-05		Year ended 5-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	30,751,617	$215,004,547	30,860,594	$213,853,942
Distributions reinvested	4,075,341	28,440,586	6,046,140	41,697,637
Repurchased	(23,708,482)	(164,432,180)	(26,138,563)	(180,870,292)
Net increase	11,118,476	$79,012,953	10,768,171	$74,681,287

Class B shares

Sold	6,732,935	$46,980,336	3,907,713	$27,160,521
Distributions reinvested	2,280,159	15,894,275	2,513,645	17,340,307
Repurchased	(22,122,659)	(153,922,546)	(20,905,515)	(144,600,122)
Net decrease	(13,109,565)	($91,047,935)	(14,484,157)	($100,099,294)

Class C shares

Sold	6,857,938	$47,951,582	6,490,295	$45,057,218
Distributions reinvested	1,321,941	9,216,126	1,798,827	12,403,263
Repurchased	(9,396,545)	(65,176,013)	(9,125,985)	(63,143,065)
Net decrease	(1,216,666)	($8,008,305)	(836,863)	($5,682,584)

Class I shares

Sold	536,281	$3,733,545	1,460,822	$10,125,442
Distributions reinvested	17,912	126,023	79,483	546,946
Repurchased	(158,140)	(1,077,441)	(202,031)	(1,390,553)
Net increase	396,053	$2,782,127	1,338,274	$9,281,835

Class R shares
Sold	66,027	$463,323	588,195	$4,078,675
Distributions reinvested	1,023	7,203	19,788	135,990
Repurchased	(4,437)	(31,337)	(148,265)	(1,022,913)
Net increase	62,613	$439,189	459,718	$3,191,752

Net decrease	(2,749,089)	($16,821,971)	(2,754,857)	($18,627,004)

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2006, aggregated $702,005,579 and $649,933,070, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $85,186,625 and $94,138,164, respectively, during the year ended May 31, 2006.

The cost of investments owned on May 31, 2006, including short-term investments, for federal income tax purposes, was $1,378,917,111. Gross unrealized appreciation and depreciation of investments aggregated $111,558,332 and $37,859,867, respectively, resulting in net unrealized appreciation of $73,698,465. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to amortization of premiums and accretion of discounts on debt securities.

Note E
Reclassification
of accounts

During the year ended
May 31, 2006, the Fund
reclassified amounts to
reflect an increase in accu-
mulated net realized loss on
investments of $56,661,234,
a decrease in accumulated
net investment loss of
$43,818,454 and an
increase in capital paid-in of
$12,842,780. This repre-
sents the amounts necessary
to report these balances on a
tax basis, excluding certain
temporary differences, as
of May 31, 2006. Additional
adjustments may be needed
in subsequent reporting
periods. These reclassifica-
tions, which have no impact
on the net asset value of the
Fund, are primarily attribut-
able to certain differences in
the computation of distrib-
utable income and capital
gains under federal tax rules
versus accounting principles
generally accepted in the
United States of America,
book and tax differences
in accounting for deferred
compensation, amortization
of premium, and certain for-
eign currency adjustments.
The calculation of net
investment income (loss)
per share in the Fund’s
Financial Highlights
excludes these adjustments.

AUDITORS’ REPORT Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Strategic Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the “Fund”) at May 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts July 14, 2006

TAX INFORMATION Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2006, 0.41% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Board Consideration of and Continuation of Investment Advisory Agreement: John Hancock Strategic Income Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Strategic Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Strategic Income Fund (the “Fund”).

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department,  (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was consistently higher than the median and average performance of its Universe and the performance of its benchmark index, the Lipper Multi-Sector Income Funds Index, for the time periods under review.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than the Peer Group’s and Universe’s median total operating expense ratio. The Board also noted that the Fund’s total operating expense ratio has been historically lower than the median total operating expense ratio of its Universe.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the
Trustees manage the day-to-day operations of the Fund and
execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee
Ronald R. Dion, Born: 1946	2005	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1986	53

President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation
(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee
William H. Cunningham, Born: 1944 (continued)	2005	143

company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	1996	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee
James R. Boyle, Born: 1959	2005	237

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since
Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director,
Chairman and President, NM Capital Inc. (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); Executive
Vice President, John Hancock Funds (until 2005).

William H. King, Born: 1952		1988

Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005

Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company, the Adviser and Sovereign (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Vice President and Assistant Treasurer,
Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005

Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, Sovereign, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

OUR FAMILY OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Growth Trends Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Asset Allocation and	Allocation Growth + Value Portfolio
Lifestyle Portfolios	Allocation Core Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

International	Greater China Opportunities Fund
International Fund
International Classic Value Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC DELIVERY Now available from John Hancock Funds

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How does electronic delivery benefit you?

*	No more waiting for the mail to arrive; you’ll receive an
e-mail notification as soon as the document is ready for
online viewing.

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*	Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information — www.jhfunds.com

View the latest information for your account.

Transfer money from one account to another.

Get current quotes for major market indexes.

Use our online calculators to help you with your
financial goals.

Get up-to-date commentary from John Hancock
Funds investment experts.

Access forms, applications and tax information.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Independent registered
John Hancock Advisers, LLC	The Bank of New York	public accounting firm
601 Congress Street	One Wall Street	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	New York, NY 10286	125 High Street
Boston, MA 02110
Subadviser	Transfer agent
Sovereign Asset	John Hancock Signature
Management LLC	Services, Inc.
101 Huntington Avenue	1 John Hancock Way,
Boston, MA 02199	Suite 1000
Boston, MA 02217-1000
Principal distributor
John Hancock Funds, LLC	Legal counsel
601 Congress Street	Wilmer Cutler Pickering
Boston, MA 02210-2805	Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Strategic Income Fund.

9100A 5/06 7/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $42,950 for the fiscal year ended May 31, 2005 and $36,200 for the fiscal year ended May 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $6,400 for the fiscal year ended May 31, 2005 and $5,750 for the fiscal year ended May 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $72,200 for the fiscal year ended May 31, 2005, and $384,600 for the fiscal year ended May 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore- Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter" and “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: July 27,2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: July 27,2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: July 27,2006